Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of January 11, 2018, by and among VIRTUSA CORPORATION, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A. as the Administrative Agent (the “Administrative Agent”), and Lenders constituting Required Lenders as of the date hereof.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated as of February 25, 2016, which was amended by that certain Amendment No. 1 to Credit Agreement dated as of May 3, 2017 (as amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement in order to permit the Borrower and its Subsidiaries to obtain a bank guarantee in connection with the Polaris Tender Offer;

WHEREAS, Section 9.02(b) of the Credit Agreement permits amendment of the Credit Agreement with the consent of the Borrower and the Administrative Agent with the consent of the Required Lenders; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto constituting Required Lenders are willing to agree to amend certain provisions of the Credit Agreement, all on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth herein (which are incorporated herein as though fully set forth below, by this reference thereto) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.                                      Acknowledgments, Affirmations and Representations and Warranties.

Each Loan Party acknowledges, affirms, represents and warrants that:

(i)                                     The Borrower has the corporate power and authority to enter into, and has taken all necessary corporate action to authorize, this Amendment and the transactions contemplated hereby.

(ii)                                  Each Guarantor has the corporate and/or company power and authority to enter into, and has taken all necessary corporate or company action to authorize, this Amendment and the transactions contemplated hereby.

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by each Loan Party of this Amendment.

(iv)                              All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties already qualified by concepts of materiality, in all respects) on and as of the date hereof (except for representations and warranties that expressly speak as of a specific date, then on and as of such specific date).

(v)                                 No Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

2.                                      Amendments to Credit Agreement.

a.                                      Amendments to Section 1.01 of the Credit Agreement (Defined Terms).  The following new defined terms are added and inserted in Section 1.01 of the Credit Agreement, in appropriate alphabetical order, to read as follows:

““Dollar Amount” of any Foreign Currency at any date means the equivalent in such currency of U.S. dollars, calculated on the basis of the Exchange Rate for such currency as in effect on the last day of the Reference Period then most recently ended.”

““Exchange Rate” means, on any day, with respect to any Foreign Currency, the rate at which such Foreign Currency may be exchanged into U.S. dollars, as set forth at approximately 11:00 a.m., Local Time, on such date on the Reuters World Currency Page for such Foreign Currency.  In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate with respect to such Foreign Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent in consultation with the Borrower or, in the event no such service is selected, such Exchange Rate shall instead be calculated on the basis of the arithmetical average of the spot rates of exchange of the Administrative Agent for such Foreign Currency on the London market at 11:00 a.m., Local Time, on such date for the purchase of U.S. dollars with such Foreign Currency, for delivery two (2) Business Days later; provided, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent in consultation with the Borrower may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.”

““Foreign Currency” means Rupees (INR).”

““Local Time” means with respect to any amount denominated in a Foreign Currency, local time for such Foreign Currency (it being understood that such local time shall mean London, England time unless otherwise notified by the Administrative Agent).”

b.                                      Amendment to Section 6.01 of the Credit Agreement (Indebtedness).  Section 6.01 of the Credit Agreement is amended by deleting the word “and” appearing at the end of clause (s) thereof, by deleting the period at the end of clause (t) and replacing it with “; and”, and by adding a new clause (u) at the end of Section 6.01, to read as follows:

“(u)                           (A) Indebtedness incurred by Virtusa Consulting Services Private Limited with respect to a bank guarantee obtained in connection with the Polaris Tender Offer in an aggregate amount (calculated on the date of issuance of the bank guarantee and on each date the amount of such bank guarantee is increased or reduced) not to exceed (x) at any time during the first 45 days after the date of issuance of such bank guarantee, the Dollar Amount of $97,000,000, and (y) at any time after the 45th day after the date of issuance of such bank guarantee, the Dollar Amount of $30,000,000; provided, that such bank guarantee shall be terminated and expire automatically no later than the earlier of (i) the delisting of the Target and (ii) one year plus 45 days after the date of issuance of such bank guarantee, and (B) a Guarantee by the Borrower of Indebtedness permitted under clause (A).”

3.                                      Conditions to Effectiveness.  This Amendment shall become effective when the Administrative Agent (or its counsel) shall have received from the Borrower and each Guarantor, and each of the Lenders constituting Required Lenders, (i) a counterpart of this Amendment, signed on behalf of such Person, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

4.                                      Reaffirmation; No Waiver.  Each Loan Party, as maker, debtor, assignor, obligor, guarantor, or in other similar capacity in which it incurs obligations to the Administrative Agent, the Issuing Bank or the Lenders under any of the Loan Documents, hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and, to the extent it has granted liens or mortgages on or security interests in any of its properties pursuant to any Collateral Document as security for the Secured Obligations, hereby ratifies and reaffirms such grant of liens, mortgages and security interests and confirms and agrees that with respect to liens and security interests on any right, title and interest of such Loan Party in any personal property granted pursuant to a security agreement, pledge agreement or otherwise, such liens and security interests hereafter secure all of the Secured Obligations, in each case as if each reference in such Collateral Document to the obligations secured thereby are construed to hereafter mean and refer to such Secured Obligations (including, without limitation, with respect to all Loans and all LC Exposure) and including under the Credit Agreement and other Loan Documents, as amended by this Amendment.  Each Loan Guarantor acknowledges, affirms and agrees that all Secured Obligations to the Administrative Agent, the Issuing Bank, the Lenders and the Secured Parties have been guaranteed and continue to be guaranteed by such Loan Guarantor pursuant to the terms of the Credit Agreement, as amended by this Amendment.  Each Loan Party acknowledges and reaffirms that it is responsible for the observance and full performance of the Secured Obligations and that each of the Loan Documents to which it is a party remains in full force and effect, continues to apply to the Secured Obligations, as amended by this Amendment, and are hereby ratified and confirmed in all respects.  The execution of this Amendment shall not operate as a novation, or waiver of any right, power or remedy of the Administrative Agent, the Issuing Bank, the Lenders or Secured Parties, or waiver of any provision of any of the Loan Documents.  The Loan Parties agree and acknowledge that this Amendment shall be deemed a Loan Document.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

5.                                      Fees and Expenses.  The Loan Parties agree that they will promptly pay all reasonable and documented legal and professional fees and expenses (including all reasonable and documented fees and expenses of Goulston & Storrs PC, as counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

6.                                      Successors and Assigns.  This Amendment shall be binding upon each of the Loan Parties and upon its respective successors and assigns and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns.  The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

7.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.                                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by each of the undersigned as of the day and year first set forth above.

VIRTUSA CORPORATION

By:	/s/ Ranjan Kalia

Name: Ranjan Kalia
Title: Executive Vice President and Chief Financial Officer

APPARATUS, INC.

By:	/s/ Ranjan Kalia

Name: Ranjan Kalia
Title: Treasurer and Secretary

[Signature Page to Amendment No. 2 (Virtusa)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Stacy Benham

Name: Stacy Benham
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Lender and Issuing Bank

By:	/s/ Stacy Benham

Name: Stacy Benham
Title: Vice President

[Signature Page to Amendment No. 2 (Virtusa)]

Bank of America, N.A., as Lender and Issuing Bank

By:	/s/ Molly Kropp

Name: Molly Kropp
Title: Vice President

[Signature Page to Amendment No. 2 (Virtusa)]

Wells Fargo, N.A., as Lender

By:	/s/ Debra E. DelVecchio

Name: Debra E. DelVecchio
Title: Senior Vice President

[Signature Page to Amendment No. 2 (Virtusa)]

HSBC Bank USA, N.A., as Lender

By:	/s/ Andrew Everett

Name: Andrew Everett
Title: Vice President

[Signature Page to Amendment No. 2 (Virtusa)]

Citizens Bank, N.A., as Lender

By:	/s/ William M. Clossey

Name: William M. Clossey
Title: Senior Vice President

[Signature Page to Amendment No. 2 (Virtusa)]

SILLICON VALLEY BANK, N.A., as Lender

By:	/s/ Frank Groccia

Name: Frank Groccia
Title: Vice President

[Signature Page to Amendment No. 2 (Virtusa)]